EXHIBIT 10.2

                            SCHOOLWEB SYSTEMS INC.
                        #280-815 West Hastings Street
                           Vancouver, BC  V6C 1B4
                            Phone: (604) 608-2540
                             Fax: (604) 608-8775


June 29, 2001


Advanced Interactive Inc.
718-1350 East Flamingo Road
Las Vegas, Nevada  89119

Attention:  Karim Lakhani

-and-

Advanced Interactive Canada Inc.
2101-1177 West Hastings Street
Vancouver, BC  V6E 2K3

Attention:  Harry K. Davis

Dear Sirs:

Re: License Agreement dated January 1, 2001 (the "Agreement")

This letter is written to confirm as follows:

1. The license agreement dated January 1, 2001 (the "Agreement") between Advanced Interactive Inc. ("AII Nevada"), Advanced Interactive Canada Inc. ("AII Canada") and SchoolWeb Systems Inc. (formerly Alternet Systems Inc.) ("SchoolWeb") states, in Section 5.1(c), that SchoolWeb shall issue shares to AII Nevada for the license as follows:

     "Also, in consideration of the license granted, and on execution of this Agreement, Alternet will issue to AII Nevada the greater of 2,000,000 of its common shares, or an amount equal to 25% of Alternet's totally issued and outstanding common shares at the date of execution of this Agreement."

2. The Agreement is hereby amended such that the amount of shares which are granted is:

     "Also, in consideration of the license granted, and on execution of this Agreement, Alternet will issue to AII
     Nevada 2,500,000 of its common shares."

3.  In all other ways, the Agreement remains in full force and effect.

If this accurately describes your understanding of our agreement, please so indicate by signing below and returning a copy of this letter to our offices at (604) 608-8775.

Upon execution hereof, this letter becomes an amendment to the Agreement binding upon its terms.

Yours truly,

SCHOOLWEB SYSTEMS INC.

/s/ Patrick Fitzsimmons
Patrick Fitzsimmons, Director


The terms of the Agreement above are hereby read, understood, acknowledged and accepted by the undersigned effective the 29th day of June, 2001.


ADVANCED INTERACTIVE INC.
By Its Authorized Signatory


/s/ Karim Lakhani
Karim Lakhani, President and Director


ADVANCED INTERACTIVE CANADA INC.
By Its Authorized Signatory

/s/ Harry Davis
Harry Davis, President and Director